SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K
CURRENT REPORT


PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report:  December 19, 2001

Commission file number:  0-22622

CREATOR CAPITAL LIMITED
(Exact name of registrant as specified in its charter)

BERMUDA
(State or other Jurisdiction of Incorporation or Organization)

98-0170199
(I.R.S. Employer Identification Number)


Cedar House, 41 Cedar Street
Hamilton HM 12, Bermuda
(Address of principal executive offices)

(604) 947-2555
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(g) of the Act:
50,000,000

ITEM 5:  OTHER EVENTS

On December 19, 2001, Creator Capital Limited announced that they are proceeding with its plans to provide the ability for individuals to participate internationally in the Chinese Soccer
Betting Lottery.

November 1, 2001, As China's booming economy experiences a major upswing in growth, so does the demand for recreational activities, fueled by an increase in the average consumer income. This has created a major interest in the countries' sports lotteries. In view of this fact, Creator Capital Limited ("CCL") has acquired a number of additional lottery operations in China, which include Sports, Olympic and Soccer Lotteries.

October 18, 2001, Upon request by AIR CHINA, CREATOR CAPITAL LIMITED (CTORF: OTCBB) ("Creator Capital") is preparing to submit a formal proposal to set up computerized gaming facilities on Air China's long haul flights utilizing Creator Capital's proprietary Sky Games gaming software.

October 4, 2001 - Creator Capital Limited received official notification that China's first government-sanctioned soccer lottery betting facility will commence business on October 22, 2001.

September 25, 2001, Creator Capital Limited announced an agreement with Asset China Investments Ltd. of Hong Kong ("Asset China"). Currently, Asset China holds 70% of the issued and outstanding shares of Beacon Hill Enterprises Ltd. ("Beacon Hill") of Hong Kong. Beacon Hill holds the rights to a new Sports-Betting enterprise created by the Government of the Peoples Republic of China featuring World Cup Soccer and the International Soccer Leagues.


A copy of the News Releases are attached hereto and filed as an Exhibit to this filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the date indicated.

CREATOR CAPITAL LIMITED

"Deborah Fortescue-Merrin"
_____________________________
Name:  Deborah Fortescue-Merrin
Title:  President


EXHIBIT 1
News Release
December 19, 2001




HAMILTON, BERMUDA - December 19, 2001:  Creator Capital Limited
("CCL") wishes to inform its shareholders of the progress being made with the "Chinese Lotteries" project.

Business operations and revenues resulting from the land-based locations in China have been increasing steadily since inception just over one month ago.

As an extension to the land-based lottery location, CCL is proceeding with its plans to provide the ability for individuals to participate internationally in the Chinese Soccer Betting Lottery. To this end, work has already begun on CCL's online location www.china-lotteries.com. Inquiries to CCL have indicated that individuals of Chinese origin and heritage now resident overseas would welcome the opportunity to participate in Chinese Soccer betting lotteries. Each page of www.china-lotteries.com will be made available for viewing as work is completed.

Initially, the site will be available in English and Cantonese.
To enable the populations of major Soccer playing countries, such as those in South America and Europe, to participate in the online Soccer betting, Spanish, Italian, French and other
European and Asian translations will follow.

CCL's Sky Play division continues to provide steady revenue.
Work continues on the Sky Games Interactive Gaming System, in conjunction with preparation of the Air China proposal

About Creator Capital
Creator Capital Ltd., a Bermuda exempted company, along with Harrah's Entertainment Inc., introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines in 1998. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess.

ON BEHALF OF THE BOARD OF DIRECTORS

"Deborah Fortescue-Merrin"

Corporate Contact:
Contact:	Deborah Fortescue-Merrin
Telephone	604.947.2555
Email		info@creatorcapital.com
Website	http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimate sand projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.



EXHIBIT 2
NEWS RELEASE
November 1, 2001



CREATOR CAPITAL EXPANDS INTERESTS IN ASIA

HAMILTON, BERMUDA - November 1, 2001: As China's booming economy experiences a major upswing in growth, so does the demand for recreational activities, fueled by an increase in the average consumer income. This has created a major interest in the countries' sports lotteries. In view of this fact, Creator Capital Limited ("CCL") has acquired a number of additional lottery operations in China, which include Sports, Olympic and Soccer Lotteries.

With regard to other regions of Asia mentioned in the previous release, CCL's Asian representatives are in discussions with the Vietnamese government to create similar lottery operations in Vietnam (population 70 million). To date, Vietnam has not had a Lottery system, thus CCL's proposed operation would be the first such introduction.

CCL will also be presenting a similar proposal to the Malaysian government to set up sports lottery operations within that country (population 30 million)

An essential component of CCL's strategic business plan includes participating in these types of revenue producing opportunities, as the need for large amounts of capital investment in R&D, or the acquisition and maintenance of inventories is not required.

Initial indications show that CCL's primary Chinese interests are being very well received.

CCL has also received further enquiries regarding the Sky Games
Interactive Gaming System. This interest is significant, in view of the current financial state of the airline industry,

About Creator Capital

Creator Capital Ltd., a Bermuda exempted company, along with Harrah's Entertainment Inc., introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines in 1998. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess.

ON BEHALF OF THE BOARD OF DIRECTORS

"Deborah Fortescue-Merrin"

Corporate Contact:
Contact:	Deborah Fortescue-Merrin
Telephone	604.947.2555
Email		info@creatorcapital.com
Website	http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be forward looking statements. Forward looking statements are based upon expectations, estimates and projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.



EXHIBIT 3
NEWS RELEASE
October 18, 2001



AIR CHINA REQUESTS FORMAL GAMING PROPOSAL

HAMILTON, BERMUDA - October 18, 2001 - Upon request by AIR CHINA, CREATOR CAPITAL LIMITED (CTORF: OTCBB) ("Creator Capital") is preparing to submit a formal proposal to set up computerized gaming facilities on Air China's long haul flights utilizing Creator Capital's proprietary Sky Games gaming software. Creator Capital's Sky Play Interactive PC amusement games are currently operating on Air China's long haul fleet.

Creator Capital believes that the time is now right to approach all major airlines with a proposal to introduce the Gaming Labs International ("GLI") certified Sky Games computerized gaming into their flight services as an additional revenue stream. Without cost to the airline, in-flight gaming would significantly increase the airline's profit potential.

Creator Capital is also seeking to acquire a number of lottery licenses in various regions of Asia, and has issued a number of proposals for this purpose. Creator Capital's other Asian interests are proceeding right on schedule.

About Creator Capital Ltd.
Creator Capital Ltd., a Bermuda exempted company, along with Harrah's Entertainment Inc., introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines in 1998. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess. Creator Capital's Sky Play games are currently featured on more than 164 aircraft in the fleets of nine major airlines.

ON BEHALF OF THE BOARD OF DIRECTORS

"Deborah Fortescue-Merrin"

Corporate Contact:
Contact:	Deborah Fortescue-Merrin
Telephone	604.947.2555
Email		info@creatorcapital.com
Website	http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimate sand projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.


EXHIBIT 4
News Release
October 4, 2001



CREATOR CAPITAL ANNOUNCES OPENING DATE OF CHINA'S FIRST SOCCER
LOTTERY BETTING FACILITY

HAMILTON, BERMUDA - October 4, 2001 - CREATOR CAPITAL LIMITED (CTORF: OTCBB) ("Creator Capital") has received official notification that China's first government-sanctioned soccer lottery betting facility will commence business on October 22, 2001.

The facility will be housed within a 10,000 square foot area of the Xiesiu Soccer Stadium in the city of Guangzhou and will serve as a model for future expansion of sports lottery betting facilities throughout China.

About Creator Capital
Creator Capital Ltd., formerly known as Interactive Entertainment Ltd., is a Bermuda exempted company. The Company introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack
(21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess. Creator Capital's Sky Play games are currently featured on more than 164 aircraft in the fleets of nine international airlines.

ON BEHALF OF THE BOARD OF DIRECTORS

"Deborah Fortescue-Merrin"

Corporate Contact:
Contact:	Deborah Fortescue-Merrin
Telephone	604.947.2555
Email	info@creatorcapital.com
Website	http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimate sand projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.


EXHIBIT 5
NEWS RELEASE
September 25, 2001



HAMILTON, BERMUDA - September 25, 2001 - CREATOR CAPITAL LIMITED (CTORF:OTCBB) ("Creator Capital") is very pleased to announce an agreement with Asset China Investments Ltd. of Hong Kong ("Asset China"). Currently, Asset China holds 70% of the issued and outstanding shares of Beacon Hill Enterprises Ltd. ("Beacon Hill") of Hong Kong. Beacon Hill holds the rights to a new Sports-Betting enterprise created by the Government of the Peoples Republic of China featuring World Cup Soccer and the International Soccer Leagues.

In exchange for 1,500,000 common shares of Creator Capital, and US$200,000 of capital investment, Creator Capital has acquired
80% of any and all revenues generated by Asset China's sports betting assets.

Creator Capital Ltd., formerly known as Interactive Entertainment Ltd., is a Bermuda exempted company. The Company introduced the in-flight interactive gaming experience to international airline passengers as a method of creating additional revenues for airlines. Creator Capital's two products are Sky Games and Sky Play. Sky Games consists of interactive gaming, such as Blackjack (21), Draw Poker, and Slots. Sky Play consists of interactive PC amusement games such as Mah Jong, Solitaire and Chess. Creator Capital's products are currently featured on more than 164 aircraft in the fleets of nine international airlines.

ON BEHALF OF THE BOARD OF DIRECTORS

"Deborah Fortescue-Merrin"

Corporate Contact:
Contact:	Deborah Fortescue-Merrin
Telephone	(604) 947-2555
Email		info@creatorcapital.com
Website	http://www.creatorcapital.com

Safe Harbour statements under the Private Securities Litigation Reform Act of 1995; - this release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21B of the Securities Exchange Act of 1934. Any statements which express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact, may be foreword looking statements. Forward looking statements are based upon expectations, estimate sand projections at the time the statements are made, which involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.